UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 4, 2025

FLAGSTAR FINANCIAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-31565	06-1377322
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

102 Duffy Avenue,	Hicksville,	New York	11801
(Address of principal executive offices)
(516) 683-4100
(Registrant's telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	FLG	New York Stock Exchange
Bifurcated Option Note Unit Securities SM	FLG PRU	New York Stock Exchange
Depositary Shares each representing a 1/40th interest in a share of Fixed-to-Floating Rate Series A Noncumulative Perpetual Preferred Stock	FLG PRA	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

(a) The annual meeting of shareholders (the “Meeting”) of Flagstar Financial, Inc. (the "Company") was held on Wednesday, June 4, 2025, virtually via webcast, pursuant to notice duly given.
(b) At the close of business on April 7, 2025, the record date for the determination of shareholders entitled to vote at the Meeting, there were 415,074,297 outstanding shares of the Company’s common stock, each share being entitled to vote, constituting all of the outstanding voting securities of the Company.
(c) At the Meeting, the holders of 362,876,787 shares of the Company’s common stock were represented in person or by proxy constituting a quorum.
(d) The matters considered and voted on by the Company’s shareholders at the Meeting, and the vote itself, were as follows:

1)The following individuals were elected as directors, each for a three-year term, by the following vote:

Name	Shares Voted For	Shares Voted Against	Abstentions
Brian R. Callanan	291,077,900	2,330,748	549,286
Marshall Lux	267,303,804	25,680,310	973,820
Allen C. Puwalski	289,297,028	4,101,350	559,556

There were 68,918,853 broker non-votes on this proposal.

2)The appointment of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025 was ratified by the following vote:

Shares Voted For	Shares Voted Against	Abstentions
359,120,362	3,112,618	643,807

There were 0 broker non-votes on this proposal.

3)The results of the vote to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers were as follows:

Shares Voted For	Shares Voted Against	Abstentions
260,494,962	32,107,185	1,355,787

There were 68,918,853 broker non-votes on this proposal.

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:	June 6, 2025	FLAGSTAR FINANCIAL, INC.

/s/ Bao Nguyen
Bao Nguyen
Senior Executive Vice President, General Counsel and Chief of Staff